UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 29, 2004

                SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP
            (Exact name of Registrant as specified in its charter)


            Maryland                  0-14569                 04-2848939
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

Effective October 29, 2004, AIMCO/Springhill Lake Investors GP, LLC, the managing general partner of Springhill Lake Investors Limited Partnership (the "Registrant") approved an amendment to its operating agreement to provide for a board of managers, which consists of Harry G. Alcock and Martha L. Long, rather than management by its sole member, AIMCO Properties, LP ("AIMCO Properties"). Mr. Alcock is an Executive Vice President and Ms. Long is a Senior Vice President of Apartment Investment and Management Company, an affiliate of the Registrant and of AIMCO Properties.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP


                                By: AIMCO/Springhill Lake Investors GP, LLC
                                    Managing General Partner

                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: November 4, 2004